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                     GREAT WESTERN LAND AND RECREATION, INC.
                                STOCK OPTION PLAN

     The Great Western Land and Recreation, Inc., a Delaware corporation (the "Company") hereby establishes the Great Western Land and Recreation, Inc. Stock Option Plan (the "Plan") for employees, officers, directors and consultants to acquire a proprietary interest in the Company. The purpose of the Plan is to enhance the Company's stockholder value and financial performance by attracting, retaining and motivating the Company's officers, directors, employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company's success through stock ownership.

     It is intended that certain of the options issued under the Plan shall constitute "Incentive Stock Options" within the meaning of section 422 of the Internal Revenue Code ("Code") and that other options issued under the Plan shall constitute "Nonstatutory Options" under the Code. The Committee shall determine which Options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.

                             ARTICLE I. DEFINITIONS

     1.1 DEFINITIONS. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

          (a)  "Act" means the Securities Exchange Act of 1934, as amended.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Cause" means (i) the failure of the Optionee to discharge or perform the duties and obligations of his position with the Company with due diligence and care; (ii) the refusal of the Optionee to implement or adhere to policies or directives of the Company; (iii) conduct by the Optionee of a criminal nature which may have an adverse impact on the Company's reputation and standing in the community; (iv) conduct which is in violation of the Optionee's common law duty of loyalty to the Company;
     (v) competition with the Company prior to or following the Optionee's Termination; or (vi) fraudulent conduct by the Optionee in connection with the business affairs of the Company, regardless of whether said conduct is designed to defraud the Company or others. The existence of Cause shall be conclusively determined by the Company.

          (d) "Code" means the Internal Revenue Code of 1986, and any regulations issue thereunder, as the same may be amended from time to time.
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          (e)  "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.

          (f)  "Company" means Great Western Land and Recreation, Inc.

          (g) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company.

          (h) "Date of Grant" means the date on which the granting of an Option is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

          (i) "Employee" means any person, including an officer or director of the Company, receiving remuneration or who is entitled to remuneration, for services rendered to the Company in the legal relationship of Company and employee and not in the relationship of a private contractor. Notwithstanding anything to the contrary in this Section 1(i), "Employee" shall not include an individual whose services are retained pursuant to a contract between the Company and such individual or a third party under which that individual is not designated as an employee of the Company. If an individual who has not been treated as an employee of the Company under the foregoing rules is subsequently determined to be a common-law employee of the Company through an administrative or judicial proceeding, that individual will be deemed to be employed in a job classification which is ineligible to participate in the Plan.

          (j) "Exercise Price" means the purchase price per share of the Stock subject to an Option.

          (k)  "Fair Market Value" means

               (i) For periods during which the Stock is not regularly traded on an established securities market, it shall be the net book value of a share of Stock as determined by the Committee based on the internal financial statements prepared by the Company as of the Valuation Date coinciding with or immediately preceding the particular date on which Fair Market Value is to be determined.

               (ii) For periods during which the Stock is regularly traded on an established securities market, it shall be the average of the highest price and the lowest price at which the Stock shall have been reported as sold on a generally recognized stock exchange or quoted pursuant to an

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          interdealer quotation system of a national securities association registered with the United States Securities and Exchange Commission on a specified date.

          (l) "Incentive Stock Option" means an Option which is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code.

          (m) "Nonemployee Director" means a member of the Board who is not an employee of the Company at the time an Option is granted.

          (n) "Nonstatutory Option" means an Option which is not intended to qualify as an Incentive Stock Option within the meaning of section 422 of the Code.

          (o)  "Option" means an award granted under Article VI.

          (p) "Option Agreement" means any written agreement, contract or other instrument or document evidencing an Option.

          (q) "Optionee" means an Employee, Consultant or Nonemployee Director who has been granted an Option.

          (r) "Participant" means any Employee, Consultant or Nonemployee Director who has been selected to participate in the Plan by the Committee.

          (s) "Plan" means the Great Western Land and Recreation, Inc. Stock Option Plan, as set forth herein and as the same may be amended from time to time.

          (t) "Stock" means the $.001 par value common stock of the Company as defined in the Company's Articles of Incorporation, unless, at any time prior to the grant of the first Option under the Plan, the Committee, in its sole and absolute discretion, designates an alternative class of stock of the Company as "Stock" for purposes of this Plan, and such designation is consistent with applicable law, and such other stock as shall be substituted therefor as provided in Section 4.3.

          (u) "Valuation Date" means the last day of the most recently preceding completed calendar month of the Company or such other dates as the Committee shall determine more appropriate in its discretion.

                   ARTICLE II. ELIGIBILITY AND PARTICIPATION

     2.1 ELIGIBILITY AND PARTICIPATION. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants and Nonemployee Directors are eligible to participate in this Plan and

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receive Nonstatutory Options. Participants in the Plan shall be selected by the
Committee from among those Employees, Consultants and Nonemployee Directors who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                          ARTICLE III. ADMINISTRATION

     3.1  ADMINISTRATION.

     The Plan shall be administered by the Committee which shall consist of not less than three members of the Board and, to the extent required to comply with
Section 16(b) of the Act and/or Section 162(m) of the Code, who are "disinterested persons," as such term is defined in the rules and regulations issued under Section 16(b) and/or Section 162(m). The Board may from time to time remove members from or add members to the Committee. Further, the Board may terminate the Committee at any time. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee.

     The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, its stockholders, directors, officers, consultants, employees and any persons having any interests in any Options which may be granted under the Plan. The Committee shall have the full power and authority to provide, by resolution, for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, which at all times shall be consistent with the terms and conditions of the Plan.

                     ARTICLE IV. STOCK SUBJECT TO THE PLAN

     4.1 NUMBER. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 3,500,000, subject to adjustment as provided in Section 4.3. The total number of shares of Stock may be authorized but unissued shares of Stock, Stock held in the treasury of the Company, or shares acquired by purchase as directed by the Committee from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

     4.2 UNUSED STOCK. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto

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shall (unless the Plan shall have terminated) become available for re-issuance under the Plan.

     4.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 4.1 shall be appropriately adjusted by the Committee to reflect such change. The Committee's determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        ARTICLE V. DURATION OF THE PLAN

     5.1 EFFECTIVE DATE. The Plan is effective on the later of _________, 2001, or the date on which it is approved by the shareholders of the Company holding a majority of the Company's voting stock.

     5.2 DURATION OF THE PLAN. The Plan shall be in effect until ___________, 2011, unless extended by the Company's stockholders. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan.

                       ARTICLE VI. TERMS OF STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Options maybe granted to Participants at any time and from time to time as determined by the Committee; provided, however, that Consultants and Nonemployee Directors may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Participants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

     6.2 TERMS AND CONDITIONS OF OPTION AGREEMENT. Each Stock Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee containing such provisions as may be determined by the Committee, subject to the following terms and conditions:

          (a) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

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          (b)  Every share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Optionee purchases the share or when the Option lapses.

          (c) Options shall not be transferable by the Optionee except by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by him.

          (d) Notwithstanding any provision in this Plan to the contrary, (i) the Committee may, in its sole discretion, declare previously granted Options to be immediately exercisable, and (ii) in the discretion of the Committee, an Optionee's Option Agreement may provide for the immediate exercise of the Option subject to that agreement upon the occurrence of such events as may be specified by the Committee in the Option Agreement. All Option Agreements shall incorporate the provisions of the Plan by reference.

     6.3 INDIVIDUAL DOLLAR LIMITATIONS. The aggregate Fair Market Value (determined as of the Date Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by any Optionee in any calendar year may not exceed $100,000.

     6.4 EXERCISE PRICE. The Exercise Price for an Option shall be set forth in the Option Agreement, provided that, in the case of an Incentive Stock Option, the Exercise Price may not be less than Fair Market Value on the Date of Grant, and provided further that, if the recipient of such Option owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Exercise Price may not be less than one hundred ten percent (110%) of the Fair Market Value on the Date of Grant.

     6.5 TERM OF OPTIONS. Each Option shall expire at such time as provided in the Option Agreement, provided, however, that no Option shall be exercisable later than ten (10) years from the Date of Grant, provided that, if the recipient of an Incentive Stock Option owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Incentive Stock Option shall lapse five (5) years after the Date of Grant unless an earlier time is provided in the Option Agreement.

     6.6 EXERCISE OF OPTION. An Optionee wishing to exercise an Option shall deliver written notice and full payment of the Exercise Price to the Company, in the form and manner prescribed by the Committee. Until the certificates for the Stock represented by an exercised Option are issued to an Optionee, such Optionee shall have none of the rights of a holder of Stock. No Stock shall be delivered upon any exercise of an Option until the requirements of all applicable laws, rules and regulations have, in the opinion of the Company's counsel, been satisfied. Under normal circumstances, certificates for Stock to be delivered upon exercise of an Option shall be delivered within thirty (30) days following exercise of an Option.

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     6.7  PAYMENT. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in United States dollars in cash or by certified funds. In addition, with the consent of the Committee, payment may be made (i) by delivery of shares of Stock having a Fair Market Value equal to the Exercise Price, or (ii) by delivery of Options with an aggregate net value (i.e., the aggregate Fair Market Value of the Stock subject to such Options less the aggregate Exercise Price of such Options) equal to the Exercise Price, or (iii) by a combination of cash or certified funds and/or one or more of the methods permitted under (i) and (ii) above. If the Optionee delivers shares of Stock or Options as payment of the Exercise Price upon exercise of an Option, the Committee shall determine acceptable methods for tendering such Stock or Options by the Optionee and may impose such limitations and prohibitions on the use of Stock or Options for such purposes as it deems appropriate. Any Option tendered as payment of the Exercise Price shall be canceled by the Company upon receipt.

     6.8 SPECIAL PROVISIONS FOR GRANTS TO OFFICERS OR DIRECTORS. Rule 16b-3 under the Act provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) or the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Committee, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of Rule 16b-3 of the Act.

     6.9 SECURITIES REGISTRATION. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing that (a) the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and (b) before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

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               ARTICLE VII. TERMINATION OF EMPLOYMENT OR SERVICES

     Except as otherwise expressly specified by the Committee in the Option Agreement for a Nonstatutory Option, all Options granted under this Plan shall be subject to the following termination provisions:

     7.1 DEATH. If an Optionee's employment in the case of an Employee, provision of services as a consultant, in the case of a Consultant or provision of services as a director, in the case of a Nonemployee Director, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within twelve (12) months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee's death.

     7.2 TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH. In the event of an Optionee's termination of employment, in the case of an Employee, termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, other than by reason of death or for cause, the Optionee may exercise such portion of his or her Option as was exercisable by such Optionee at the date of such termination (the "Termination Date") at any time within three (3) months following the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422, he or she may exercise such portion of his or her Option as was exercisable on the Termination Date within one year following such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

     7.3 TERMINATION FOR CAUSE. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, which termination is by the Company for Cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall immediately terminate.

                     ARTICLE VIII. AMENDMENT, MODIFICATION
                           AND TERMINATION OF THE PLAN

     8.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time amend or modify the Plan; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless same shall be approved by the requisite vote of the stockholders of the Company. No amendment, modification or termination of the

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Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                ARTICLE IX. ACQUISITION, MERGER AND LIQUIDATION

     9.1 ACQUISITION. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel any Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (the "Spread") equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a "controlling amount" of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section, a "controlling amount" shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the Acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

     Where the Company does not exercise its option under this Section 9.1, the remaining provisions of this Article IX shall apply, to the extent applicable.

     9.2 MERGER OR CONSOLIDATION. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

     9.3 OTHER TRANSACTIONS. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee shall either (i) be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) have the right

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immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option granted hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 424(a).

                               ARTICLE X. GENERAL

     10.1 TAX WITHHOLDING. Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.

     10.2 INDEMNIFICATION. To the extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which such member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of judgment in any such action, suit or proceeding against such member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on such member's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     10.3 CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

     10.4 NONTRANSFERABILITY. Except as otherwise expressly provided in this Plan, a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred, provided that a person's rights and interests under the Plan may be assigned, pledged or transferred pursuant to a domestic relations order which satisfies the requirements for a "qualified domestic relations order" set forth in Section 414(p)(1)(A) of the Code.

     10.5 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company.

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     10.6 EXPENSES. The expenses of administering the Plan shall be borne by the
Company.

     10.7 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of the Plan, the Board may, in its sole discretion, terminate, amend, or modify the Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

     In the event this Plan does not expressly incorporate a provision which Rule 16b-3 requires to be incorporated, such provision (other than one relating to eligibility requirements or the price and amount of Options) will be deemed automatically to be incorporated in this Plan by reference with respect to those Options who are subject to Section 16 of the Act.

     10.8 SEVERABILITY OF PROVISIONS. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board, and the remaining provisions of the Plan or actions by Board will be construed and enforced as if the invalid provision or action had not been included or undertaken.

     10.9 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Arizona.

     IN WITNESS WHEREOF, this Plan has been approved and adopted by the Board of Directors of the Company this _____day of ______________, 2001.


                                        GREAT WESTERN  LAND AND RECREATION, INC.



                                        By:
                                           -----------------------------------
                                           Its
                                              --------------------------------


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